                                                                    EXHIBIT 20.1

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                        Revised Servicer's Certificate
                     Distribution Date: September 15, 1999
                    Collection Period: August 1 to 31, 1999

I. Available Funds
------------------
Scheduled Principal Payments Received                                                                         $ 1,405,109.76
Partial and Full Prepayments Received                                                                           1,601,535.46
Interest Payments Received                                                                                        771,027.27
Policy Claim Amount                                                                                                      -
Pre-Funding Earnings                                                                                                     -
Class A Redemption Amount                                                                                                -
Income From Collection Account Eligible Investments                                                                10,765.74
Recoveries On Previously Liquidated Receivables                                                                          -
Liquidation Proceeds                                                                                               29,939.80
Recoveries From Insurance                                                                                                -
Purchase Amount of Purchased Receivables                                                                                 -
                                                                                                              --------------
  Total Available Funds                                                                                       $ 3,818,378.03
                                                                                                              ==============

II. Distributions
-----------------

A.  Calculation of Total Principal Payment Amount
-------------------------------------------------
Beginning Principal Balance of Notes                                                                          $83,519,696.43

Principal Portion of Scheduled Payments Received                                                                1,405,109.76
Principal Portion of Prepayments                                                                                1,601,535.46
Principal Portion of Purchased Receivables                                                                               -
Principal Balance of Liquidated Receivables                                                                        69,173.06
Aggregate Amount of Cram Down Losses                                                                                3,412.56
Class A Redemption Amount                                                                                                -
                                                                                                              --------------
  Total Principal Payment Amount                                                                              $ 3,079,230.84
                                                                                                              --------------

Overcollateralization Amount to Principal                                                                                -
                                                                                                              --------------
Ending Principal Balance of Notes                                                                             $80,440,465.59
                                                                                                              ==============

B.  Priority of Distributions
1.  Indenture Trustee, Backup Servicer, Owner Trustee                                                         $     5,098.46
2a. Basic Servicing Fee                                                                                            72,835.17
 b. Supplemental Servicing Fee                                                                                      2,207.43
3.  Class A Interest Payment Amount                                                                               414,118.49
4.  Class A Principal Payment Amount                                                                            3,079,230.84
5.  Note Insurer Payment                                                                                           43,151.84
6.  To The Reserve Fund                                                                                           201,735.80
7.  Accrued or Unpaid Fees to Indenture Trustee, Backup Servicer, Owner Trustee or successor Servicer                    -
                                                                                                              --------------
  Total Distributions Before Overcollateralization or Certificateholder Payments                              $ 3,818,378.03
                                                                                                              --------------
8.  Overcollateralization Amount to Class A Principal                                                                    -
9.  Accrued or Unpaid Basic and Supplemental Servicing Fees                                                              -
10.  Remaining Payment To The Certificateholder, Including Reserve Account Release                                       -
                                                                                                              --------------
  Total Payments                                                                                              $ 3,818,378.03
                                                                                                              ==============

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                        Revised Servicer's Certificate
                     Distribution Date: September 15, 1999
                    Collection Period: August 1 to 31, 1999

III. Note Balances
------------------

Beginning Note Balance                                                                              $ 83,519,696.43
Ending Note Balance                                                                                 $ 80,440,465.59
Class A Note Factor                                                                                        0.804405


Class A Original Balance                                                                            $100,000,000.00
Class A Beginning Balance                                                                           $ 83,519,696.43
Class A Ending Balance                                                                              $ 80,440,465.59
Class A Interest Carryover Shortfall                                                                $           -
Class A Principal Carryover Shortfall                                                               $           -


Overcollateralization Amount                                                                           3,882,502.03
Target Overcollateralization Amount                                                                    3,372,918.70


IV. Interest Reserve Requirement
--------------------------------

Sum of Distributions to Indenture Trustee, Backup Servicer, Owner Trustee, Class A Interest
     Payment Amount, and Note Insurer Payment                                                       $           -
Less: Class A Interest Calculated On Principal Balance Of Receivables                                           -
Less: Pre-Funding Earnings                                                                                      -
                                                                                                    ---------------
Interest Reserve Requirement                                                                        $           -
                                                                                                    ===============

V. Pre-Funded Amount
--------------------

Beginning Balance                                                                                   $           -
Plus: Pre-Funding Earnings                                                                                      -
Less: Pre-Funding Distributions                                                                                 -
Less: Class A Redemption Amount                                                                                 -
                                                                                                    ---------------
Ending Balance                                                                                      $           -
                                                                                                    ===============

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                        Revised Servicer's Certificate
                     Distribution Date: September 15, 1999
                    Collection Period: August 1 to 31, 1999

VI. Receivables Performance
---------------------------
                                                                                                 Beginning             End
A.  General Information                                                                          Of Period           Of Period
-----------------------                                                                       ---------------     ---------------
Principal Balance                                                                              $87,402,198.46      $84,322,967.62
                                                                                               ==============      ==============

Number of Receivables                                                                                   4,915               4,819
                                                                                               ==============      ==============

Weighted Average Coupon (WAC)                                                                                               10.63%
Weighted Average Remaining Maturity (WAM)  in months                                                                         56.3

B.  Delinquency/Repossession Information

                                                                                 No. Of        Principal            % of Rec.
                                                                               Receivables      Balance              Balance
                                                                               -----------    ------------        --------------
30 - 59 Days Delinquent                                                               35       $618,648.65                  0.73%
60 - 89 Days Delinquent                                                                9       $177,446.22                  0.21%
90 + Days Delinquent                                                                   2       $ 21,122.52                  0.03%
                                                                                --------       -----------         -------------
  Total                                                                               46       $817,217.39                  0.97%
                                                                                ========       ===========         =============

                                                                                                                    Principal/
                                                                                                                    (Proceeds)
                                                                                                                  --------------
Principal Balance of Repossessed Vehicles Sold During Collection Period                                            $    53,389.76
Principal Balance of Other Liquidated Receivables                                                                       15,783.30
Cram Down Losses                                                                                                         3,412.56
Liquidation Proceeds                                                                                                   (29,939.80)
Deficiency Recoveries On Previously Liquidated Receivables                                                                    -
Recoveries From Insurance                                                                                                     -
Other Recoveries
                                                                                                                   --------------
  Net Losses                                                                                                       $    42,645.82
                                                                                                                   ==============


VII. Reserve Account
--------------------

Beginning Balance                                                                                                  $ 1,748,043.97
Income From Eligible Investments                                                                                         6,522.28
Deposits                                                                                                               201,735.80
Release of Excess To The Noteholders                                                                                          -
Release of Excess To The Certificateholder                                                                                    -
                                                                                                                   --------------
Ending Balance                                                                                                     $ 1,956,302.05
                                                                                                                   --------------
Reserve Account Required Amount                                                                                    $80,440,465.59
                                                                                                                   ==============

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                        Revised Servicer's Certificate
                     Distribution Date: September 15, 1999
                    Collection Period: August 1 to 31, 1999

VIII. Triggers
--------------

A. Calculations                                                                        Second              Third
---------------                                                   Preceding           Preceding           Preceding
                                                                  Collection          Collection          Collection
Delinquency Ratio                                                   Period              Period              Period
------------------                                              ---------------     --------------      --------------
Principal Balance of Receivables, Of Which 10% Or More
  Of Any Scheduled Payment Is 60 Or More Days Past Due           $   198,568.74      $    148,282.57     $    182,632.91

Divided By: Beginning Aggregate Principal Balance                $87,402,198.46      $ 90,583,339.90     $ 93,874,764.62
                                                                 --------------      ---------------     ---------------
Delinquency Ratio                                                          0.23%                0.16%               0.19%
                                                                 ==============      ===============     ===============
                                                                                                         ---------------
Average For The Three Preceding Collection Periods                                                                  0.20%
                                                                                                         ===============

                                                                                       Second              Third
                                                                  Preceding           Preceding           Preceding
                                                                  Collection          Collection          Collection
Default Ratio                                                      Period               Period              Period
-------------                                                   --------------      --------------      --------------
Principal Balance of all Liquidated Receivables                  $     69,173.06     $    216,907.74     $     69,213.36

Divided By: Beginning Aggregate Principal Balance                $ 87,402,198.46     $ 90,583,339.90     $ 93,874,764.62
                                                                 ---------------      ---------------    ---------------
Default Ratio                                                               0.08%                0.24%              0.07%
                                                                 ===============     ================    ===============
                                                                                                         ---------------
Average For The Three Preceding Collection Periods                                                                  0.13%
                                                                                                         ===============


                                                                                       Cumulative,        Cumulative
                                                                  During The          As Of Second        As Of The
                                                                  Preceding            Preceding          Preceding
                                                                  Collection           Accounting         Accounting
Cumulative Net Loss Ratio                                           Period                Date               Date
-------------------------                                       --------------      ----------------    ---------------
Principal Balance Of Liquidated Receivables                      $    489,130.99     $    419,957.93     $    203,050.19

Less: Liquidation Proceeds And Recoveries Received                   (269,428.36)        (239,488.56)        (117,842.47)

Plus: Cram Down Losses                                                  7,784.84            4,372.28            1,327.51
                                                                 ---------------     ---------------     ---------------
Net Losses                                                       $    227,487.47     $    184,841.65     $     86,535.23
                                                                 ===============     ===============     ===============

Aggregate Principal Balance As Of The Cutoff Date                $102,564,101.62     $102,564,101.62     $102,564,101.62
                                                                 ---------------     ---------------     ---------------
Net Loss Ratio                                                              0.22%               0.18%               0.08%
                                                                 ===============     ===============     ===============

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1990-A
                              5.95% Class A Notes
                        Revised Servicer's Certificate
                     Distribution Date: September 15, 1999
                    Collection Period: August 1 to 31, 1999




B. Triggers In Effect
---------------------
                                                               Actual                  Reserve                        Trigger
                                                                Ratio                   Event                          Event
                                                           ------------------     -------------------          ---------------------
1.  Delinquency Ratio                                                   0.20%                   1.50%                          2.00%
                                                           ==================      ==================           ====================

2.  Default Ratio                                                       0.13%                   7.00%                           N/A
                                                           ==================      ==================           ====================

3.  Cumulative Net Loss Ratio
          Months 06-08                                                  0.22%                   0.75%                          1.00%
          Months 09-11                                                  0.00%                   1.35%                          1.60%
          Months 12-14                                                  0.00%                   2.00%                          2.30%
          Months 15-17                                                  0.00%                   2.50%                          3.00%
          Months 18-20                                                  0.00%                   3.35%                          3.65%
          Months 21-23                                                  0.00%                   4.65%                          5.10%
          Months 24-26                                                  0.00%                   5.50%                          6.00%
          Months 27-29                                                  0.00%                   5.75%                          6.30%
          Months 30 +                                                   0.00%                   5.90%                          6.50%

4.  Reserve/Trigger Events                                       Occurrences            Deemed Cured
                                                           ------------------      ------------------
          Reserve Event                                                   No                     N/A
          Trigger Event                                                  Yes                      No
          Servicer Termination Event                                     Yes

5.  The Collection Period Above Corresponds To Month No.          6
                                                           ==================



         Executed by:
                      --------------------------
                      James E. Stublarec
                      Vice-President, Finance

                Date   September 14, 1999
                      --------------------------

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                       Revised Statement to Noteholders
                     Distribution Date: September 15, 1999
                    Collection Period: August 1 to 31, 1999

                                                                                     Per $1,000 Of
Payments Allocable To Principal                                     Total           Orig. Principal
-------------------------------                             -----------------     -----------------
Class A Noteholders                                         $    3,079,230.84     $           30.79

                                                                                    Per $1,000 Of
Payments Allocable To Interest                                    Total            Orig. Principal
------------------------------                              -----------------     -----------------
Class A Noteholders                                               $414,118.49     $            4.14

                                                                                      Remaining
Amount Of Above Payments Paid From Reserve                        Total                Reserve
------------------------------------------                  -----------------     -----------------
Principal                                                   $          -
Interest                                                               -
                                                            -----------------     -----------------
Total                                                       $          -          $    1,956,302.05
                                                            =================     =================

                                                                                     Per $1,000 Of
Note Balances                                                     Total             Orig. Principal
                                                            -----------------     -----------------
Class A Noteholders                                         $   80,440,465.59     $          804.40


Amount Of Fees Paid By The Trust                            $     $123,292.90
--------------------------------                            =================


                                                                                     Change From
                                                                                        Prior
Carryover Shortfalls                                              Total              Payment Date
--------------------                                        -----------------     ------------------
Class A Interest                                            $           -         $             -
Class A Principal                                                       -                       -


Note Factor
----------
Class A                                                                                 0.804405

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                       Revised Statement to Noteholders
                     Distribution Date: September 15, 1999
                    Collection Period: August 1 to 31, 1999

Delinquency Ratio                                                        0.23%
-----------------                                               ==============

Default Ratio                                                            0.08%
-------------                                                   ==============

Cumulative Net Loss Ratio                                                0.22%
-------------------------                                       ==============


Reserve/Trigger Events                                            Occurrences     Deemed Cured
----------------------                                          --------------   --------------
Reserve Event                                                         No               N/A
Trigger Event                                                         Yes              No
Servicer Termination Trigger Event                                    Yes


Policy Claim Amount                                             $         -
-------------------                                             ==============


Reimbursements to Note Insurer                                  $         -
------------------------------                                  ==============


                                                                  Occurrences      Continuing
                                                                --------------   --------------
Insurer Default                                                       No               N/A
---------------

During Funding Period
---------------------
Principal Balance of Subsequent Receivables                     $         -
Class A Redemption Amount                                       $         -
Remaining Pre-Funded Amount                                     $         -


Class A Redemption Amount                                       $         -
------------------------------                                  ==============


Overcollateralization
---------------------
Overcollateralization Amount                                    $3,882,502.03             4.60%
Target Overcollateralization Amount                             $3,372,918.70             4.00%

                                  Page 2 of 2